UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2019

 1-13948
(Commission file number)
SCHWEITZER-MAUDUIT INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware		62-1612879
(State or other jurisdiction of incorporation)		(I.R.S. Employer Identification No.)

100 North Point Center East,	Suite 600
Alpharetta,	Georgia	30022
(Address of principal executive offices)		(Zip Code)

1-800-514-0186
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act. (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act. (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act. (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act. (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	SWM	New York Stock Exchange

☐  Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement and Transition of Michel Fievez, Executive Vice President, Engineered Papers

On October 18, 2019, Schweitzer-Mauduit International, Inc. (the “Company”) announced that Michel Fievez, Executive Vice President, Engineered Papers, will retire from his role effective December 31, 2019 (the “Transition Date”).
In connection with Mr. Fievez’s retirement, the Company and Mr. Fievez entered into a Mutual Agreement for the Termination of Employment (the “Termination Agreement”), pursuant to which Mr. Fievez will continue to receive his salary and accrued benefits (as described in the Company’s 2019 proxy statement) for the rest of 2019. Mr. Fievez also agreed to forfeit the $100,000 payment to which he was entitled under the Letter Agreement dated June 6, 2019 between Mr. Fievez and the Company. His unvested time-based, cliff-based restricted stock awards and 2018 performance-based awards will fully vest on the Transition Date, subject to approval by the Compensation Committee (the “Compensation Committee”) of the Board of Directors of the Company (the “Board”), and his 2019 performance shares will be earned and vest based upon actual 2019 performance, as determined by the Compensation Committee in February 2020.

Mr. Fievez will also enter into a non-exclusive Consulting Agreement with the Company (the “Consulting Agreement”) pursuant to which Mr. Fieve will provide transition support as a consultant to the Company for a two-year period commencing on January 1, 2020 through March 31, 2022 (the “Consulting Period”). Under the terms of the Consulting Agreement, Mr. Fievez will receive a retainer fee of €10,950 per month (VAT excluded, which will be paid monthly) as well as health insurance related benefits. The Consulting Agreement contains a non-compete provision for the Consulting Period

The foregoing summaries of the Termination Agreement and the Consulting Agreement do not purport to be complete and is qualified in its entirety by reference to the full text of each agreement, a copy of which are attached hereto as Exhibits 10.1and 10.2, respectively, and incorporated herein by reference.

Appointment of Omar Hoek as Executive Vice President, Engineered Papers

In connection with the announcement of Mr. Fievez’ decision to retire, on October 17, 2019, the Company announced that the Board has named Omar Hoek to succeed Mr. Fievez as Executive Vice President, Engineered Papers, effective January 1, 2020 (the “Start Date”).

Mr. Hoek, 50, has served as Executive Vice President in the Specialties Business Area and Group R&D of Ahlstrom-Munksjö (“Ahlstrom”), a global leader in fiber-based material since 2011. He previously acted as Vice President, Strategy in the Food and Medical Business Area and as Executive Vice President in the Specialties Business Area of Ahlstrom from 2011 until 2017. Before joining the Ahlstrom team, he worked at Newell Brands (NASDAQ: NWL) as a Business Director from 2010 to 2011 and at Avery Dennison (NYSE: AVY) from 1993 to 2010 in various capacities including Global Marketing and Strategy Director. He holds a Master of Science degree in Business Administration from the Open University Business School.

In connection with his appointment as Executive Vice President, Engineered Papers, Mr. Hoek and SWM Luxembourg S.à.R.L. (“SWM Lux”), a wholly-owned subsidiary of the Company, entered into an employment agreement, dated October [•], 2019 with a commencement date of January 1, 2020 (the “Employment Agreement”) governed by and construed under the laws of the Grand-Duchy of Luxembourg where Mr. Hoek will be based. Pursuant to the Employment Agreement, Mr. Hoek will receive an annual base salary of €360,000, with a sign-on bonus of €50,000 to be paid within 30 days of the Start Date. Mr. Hoek will be eligible to receive a bonus equal to 60% of his annual base salary, subject to approval by the Compensation Committee and contingent upon successfully achieving certain performance targets. He will be granted 7,000 restricted shares of the Company’s common stock subject to completion of 30 days of employment with SWM Lux, 50% of which will vest on the two-year anniversary of the Start Date and the other 50% to vest on the four-year anniversary of the Start Date subject to Mr. Hoek’s continued employment with SWM Lux or any of its affiliates through the applicable vesting date. Effective as of the Start Date, Mr. Hoek will be eligible to participate in the Company’s 2020 Annual Incentive Program as well as the Company’s 2015 Long-Term Incentive Plan (“LTIP”). The current LTIP award opportunity is equal to 75% of his base salary at the Start Date. The Company will provide Mr. Hoek with the use of a premium-level automobile during the term of his employment. He will be entitled to benefit from the Company’s insurance program in Luxembourg covering death and disability and to participate in the Company’s Luxembourg pension scheme. Mr. Hoek will receive supplemental medical insurance offered through the Company as well. Termination of the Employment Agreement by either party requires notice and Mr. Hoek will be entitled to any legally required severance/separation benefits which may accrue under Luxembourg law. The Employment Agreement does not have a specified term and contemplates a standard non-solicit provision which runs during Mr. Hoek’s term of employment and for two years following termination.

The foregoing summary of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, a copy of which is attached hereto as Exhibit 10.3 and incorporated herein by reference.

Mr. Hoek does not have a family relationship with any of the executive officers or directors of the Company. There are no transactions in which Mr. Hoek had or will have an interest that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

A copy of the press release announcing Mr. Fievez’ retirement, his transition to a consultant role and Mr. Hoek’s appointment is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits

10.1	Mutual Agreement for the Termination of Employment, dated October 17, 2019, between Schweitzer-Mauduit International, Inc. and Michel Fievez
10.2	Consulting Agreement, dated October 17, 2019, between Schweitzer-Mauduit International, Inc. and Michel Fievez
10.3	Employment Agreement, dated October 18, 2019, between Schweitzer-Mauduit International, Inc. and Omar Hoek
99.1	Press Release, dated October 18, 2019, of Schweitzer-Mauduit International, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHWEITZER-MAUDUIT INTERNATIONAL, INC.
(Registrant)

By:	/s/ Ricardo Nunez
Ricardo Nunez Executive Vice President and General Counsel

Dated: October 18, 2019

SCHWEITZER-MAUDUIT INTERNATIONAL, INC.
Current Report on Form 8-K
Dated October 18, 2019

INDEX TO EXHIBITS

Exhibit No.                    Description

10.1	Mutual Agreement for the Termination of Employment, dated October 17, 2019, between Schweitzer-Mauduit International, Inc. and Michel Fievez
10.2	Consulting Agreement, dated October 17, 2019, between Schweitzer-Mauduit International, Inc. and Michel Fievez
10.3	Employment Agreement, dated October 18, 2019, between Schweitzer-Mauduit International, Inc. and Omar Hoek
99.1	Press Release, dated October 18, 2019, of Schweitzer-Mauduit International, Inc.

Dated: October 18, 2019